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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Noble Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Jackson, Senior Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 15, 2003                            /s/ MARK A. JACKSON
                                        ----------------------------------------
                                        Mark A. Jackson
                                        Senior Vice President - Finance and
                                        Chief Financial Officer
                                        of Noble Corporation

[A signed original of this written statement required by Section 906 has been provided to Noble Corporation and will be retained by Noble Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]